Equity Method Based Investees and Discontinued Operations - Summarized Financial Information, Balance Sheet Data (Detail) (Frontline [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Frontline [Member]
Assets:
Current assets	$ 12,354	$ 13,181
Non Current assets	2,084	1,676
Total assets	14,438	14,857
Liabilities:
Current liabilities	2,767	2,440
Non Current liabilities	2,276	2,000
Total liabilities	$ 5,043	$ 4,440